UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 12, 2023

BLACK SPADE ACQUISITION CO

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40616	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2902, 29/F, The Centrium, 60 Wyndham Street, Central, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 3955 1316

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value, included as part of the units	BSAQ	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50, included as part of the units	BSAQWS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BSAQU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On May 12, 2023, Black Spade Acquisition Co, an exempted company incorporated with limited liability under the laws of Cayman Islands (“Black Spade” or the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”) with VinFast Auto Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore, (“VinFast”) and Nuevo Tech Limited, an exempted company incorporated with limited liability under the laws of Cayman Islands and a direct wholly-owned subsidiary of VinFast (“Merger Sub”), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Black Spade (“Merger”), with Black Spade surviving the Merger as a wholly-owned subsidiary of VinFast. The Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.”

The Business Combination

Pursuant to the Business Combination Agreement, among other things, immediately prior to the effective time of the Merger (the “Merger Effective Time”), (i) the amended and restated constitution of VinFast (“Listing Constitution”) will be adopted and become effective, and (ii) VinFast will effect a share consolidation or subdivision such that each ordinary share in the capital of VinFast, as of immediately prior to the Recapitalization (as defined below) (collectively, the “Pre-Recapitalization VinFast Shares”) immediately prior to the Merger Effective Time, will be consolidated or divided into a number of shares equal to the Adjustment Factor (as defined below) (items (i) through (ii), the “Recapitalization”). The “Adjustment Factor” is a number resulting from dividing the Per Share VinFast Equity Value by $10.00. The “Per Share VinFast Equity Value” is obtained by dividing (i) the equity value of VinFast (being $23,000,000,000) by (ii) the aggregate number of Pre-Recapitalization VinFast Shares that are issued and outstanding immediately prior to the Recapitalization. Upon the Recapitalization, each ordinary share in the capital of VinFast, as of immediately after the Recapitalization (the “VinFast Ordinary Share”) will have a value of $10.00.

At the Merger Effective Time and as a result of the Merger, (i) each Class B ordinary share of Black Spade, par value $0.0001 per share (“BSAQ Class B Ordinary Shares”) that is issued and outstanding immediately prior to the Merger Effective Time will be automatically converted into one VinFast Ordinary Share; (ii) each BSAQ Class A Ordinary Share that is issued and outstanding immediately prior to the Merger Effective Time (other than such BSAQ Class A Ordinary Shares that are treasury shares, validly redeemed shares, or BSAQ Dissenting Shares (as defined below)) will be converted into one VinFast Ordinary Share, and (iii) each issued and outstanding BSAQ Class A Ordinary Share that is held by any person who has validly exercised and not effectively withdrawn or lost their right to dissent from the Merger in accordance with Section 238 of the Companies Act (As Revised) of the Cayman Islands (“BSAQ Dissenting Share”) will be cancelled and carry no right other than the right to receive the payment of the fair value of such BSAQ Dissenting Share determined in accordance with Section 238 of the Companies Act (As Revised) of the Cayman Islands.

At the Merger Effective Time, each issued and outstanding warrant of Black Spade sold to the public and to Black Spade Sponsor LLC, a limited liability company registered under the laws of the Cayman Islands (“Sponsor”), in a private placement in connection with Black Spade’s initial public offering will be exchanged for a corresponding warrant exercisable for VinFast Ordinary Shares (“VinFast Warrants”).

The Business Combination has been approved by the boards of directors of both Black Spade and VinFast.

Conditions to Closing

The consummation of the Business Combination (the “Closing” and the date of the Closing, the “Closing Date”) is conditioned upon, among other things: (i) the approval for listing of VinFast Ordinary Shares and VinFast Warrants to be issued in connection with the Business Combination on the Nasdaq Stock Market or New York Stock Exchange (“NYSE”) (each, a “Qualified Stock Exchange”) immediately following the Closing; (ii) the completion of conversion of VinFast from a Singapore private company to a Singapore public company; (iii) the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Business Combination; (iv) the receipt of the required approval by the Black Spade shareholders; (v) the receipt of the required approval by the VinFast shareholders; (vi) the effectiveness of the Registration Statement (as defined below) in accordance with the Securities Act of 1933, as amended (the “Securities Act”) and the absence of any stop order issued by the U.S. Securities and Exchange Commission (the “SEC”) with respect to the Registration Statement; and (vii) the completion of the Recapitalization in accordance with the terms of the Business Combination Agreement.

The obligations of Black Spade to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of VinFast (subject to certain materiality standards set forth in the Business Combination Agreement); (ii) the material compliance by VinFast with its pre-closing covenants; and (iii) the absence of any event since the date of the Business Combination Agreement that has had, or would reasonably be expected to have, a material adverse effect on the business, results of operations or financial condition of VinFast and its subsidiaries, taken as a whole (subject to certain exceptions set forth in the Business Combination Agreement).

The obligations of VinFast and Merger Sub to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Black Spade (subject to certain materiality standards set forth in the Business Combination Agreement); (ii) the material compliance by Black Spade with its pre-closing covenants; (iii) the absence of any event since the date of the Business Combination Agreement that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Black Spade to timely consummate the Business Combination; (iv) the funds contained in Black Spade’s trust account (after giving effect to the Black Spade Shareholder Redemption (as defined below)), together with the gross amount of proceeds paid to VinFast pursuant to backstop financing provided by the Sponsor or its designed persons, equalling or exceeding $30,000,000; and (iv) after giving effect to the exercise of the redemption rights of the Black Spade shareholders (the “Black Spade Shareholder Redemption”), Black Spade (as the surviving company of the Merger) having at least $5,000,001 of net tangible assets immediately after the consummation of the Business Combination.

Covenants

The Business Combination Agreement includes customary covenants of the parties thereto with respect to operation of their respective businesses prior to consummation of the Business Combination and efforts to satisfy conditions for the consummation of the Business Combination. The Business Combination Agreement also contains additional covenants of the parties, including, among others, (i) a covenant providing for Black Spade and VinFast to cooperate in the preparation of the Registration Statement on Form F-4 required to be prepared in connection with the Business Combination (the “Registration Statement”), (ii) covenants requiring Black Spade to call, convene and hold an extraordinary general meeting of the Black Spade shareholders (the “Black Spade Extraordinary General Meeting”) to consider and vote upon the Business Combination and to provide the Black Spade shareholders with the opportunity to effect a Black Spade Shareholder Redemption in connection therewith as promptly as reasonably practicable following the date that the Registration Statement is declared effective by the SEC under the Securities Act, (iii) covenants requiring VinFast to obtain the approval of the Business Combination by the VinFast shareholders, and (iv) covenants prohibiting Black Spade and VinFast from, among other things, soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions.

Representations and Warranties

The Business Combination Agreement contains representations and warranties of VinFast, relating, among other things, to corporate organization; the authorization, performance and enforceability against VinFast of the Business Combination Agreement; required consents and filings; absence of conflicts; VinFast’s subsidiaries; capitalization of VinFast and its subsidiaries; financial statements; absence of undisclosed liabilities; absence of changes; litigation; compliance with laws; material contracts; intellectual property; data privacy and security; employee benefits; labor matters; tax matters; insurance; real property; environmental matters; related party transactions; vendors; customers; anti-corruption; information supplied for inclusion in the Registration Statement; and broker’s fees.

The Business Combination Agreement contains representations and warranties of Black Spade, relating to, among other things, corporate organization; the authorization, performance and enforceability against Black Spade of the Business Combination Agreement; required consents and filings; absence of conflicts; litigation; capitalization; undisclosed liabilities; reports filed with the SEC, financial statements and internal controls; listing and compliance with NYSE rules; information supplied for inclusion in the Registration Statement and Proxy Statement; trust account; absence of changes; compliance with laws; material contracts; employees and employee benefits plans; properties; related party transactions; tax matters; anti-corruption; independent investigation; and broker’s fees.

The representations and warranties made in the Business Combination Agreement will not survive the consummation of the Merger.

VinFast Earnout

If VinFast’s reported consolidated revenue for fiscal year 2023 is at least $1,875,000,000, VinFast at its option may issue such number of free bonus VinFast Ordinary Shares (or Equity Securities representing VinFast Ordinary Shares) valued at up to $50,000,000 based on an issue price of $10.00 per share (as adjusted for share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like), to the directors, executives, managers and employees of VinFast and its subsidiaries, as determined in the sole discretion of the compensation committee of the board of directors of VinFast.

Incentive Award Plan

VinFast will adopt an incentive award plan (the “VinFast Incentive Award Plan”) prior to the Closing. The VinFast Incentive Award Plan will provide for the grant of award to employees and other service providers of VinFast and its subsidiaries with a total pool of awards of VinFast Ordinary Shares not exceeding 10% of the aggregate number of VinFast Ordinary Shares outstanding at the Closing on a fully diluted, as converted and as-exercised basis.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to Closing, including: (i) by written consent of all parties to the Business Combination Agreement; (ii) by either VinFast or Black Spade if the Closing has not occurred on or before the earlier of (A) September 30, 2023, provided that such date will be automatically extended to no later than December 31, 2023 if the failure to do so has resulted from the failure of the Registration Statement to be declared effective under the Securities Act in sufficient time to hold the Black Spade Extraordinary General Meeting and to obtain the required approvals under the Business Combination Agreement and (B) the applicable deadline for BSAQ to complete a Business Combination in accordance with BSAQ governing document (the “Termination Date”); (iii) by either VinFast or Black Spade if the consummation of the Merger is permanently enjoined, prohibited, deemed illegal or prevented by a final, non-appealable governmental order; (iv) by either VinFast or Black Spade upon a breach of any representation, warranty, covenant or agreement set forth in the Business Combination Agreement by the other party if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot be or has not been cured within 30 days following the receipt of notice from the non-breaching party (or any shorter period of the time that remains between the delivery of such notice and the Termination Date); or (v) by either VinFast or Black Spade if the Black Spade shareholder approval is not obtained at the Black Spade Extraordinary General Meeting (subject to any permitted adjournment or postponement).

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K (the “Current Report”) as Exhibit 2.1 and the terms of which are incorporated by reference herein.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Black Spade’s public disclosures.

Certain Related Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Shareholders Support and Lock-Up Agreement and Deed

Concurrently with the execution of the Business Combination Agreement, Black Spade, VinFast and all shareholders of VinFast (the “VinFast Shareholders”) entered into a support and lock-up agreement and deed (the “VinFast Shareholders Support Agreement”), pursuant to which each VinFast Shareholder agreed to, among other things, (i) attend any VinFast shareholder meeting to establish a quorum for the purpose of approving the Business Combination, and (ii) vote the Pre-Recapitalization VinFast Shares and any other VinFast securities acquired by such VinFast Shareholder in favor of approving the transactions contemplated by the Business Combination Agreement.

In addition, pursuant to the VinFast Shareholders Support Agreement, each VinFast Shareholder also agreed not to transfer, during a period of 180 days from and after the Closing Date, subject to customary exceptions, (i) any VinFast Ordinary Shares held by such VinFast Shareholder immediately after the Closing, excluding any VinFast Ordinary Shares acquired in open market transactions after the Closing, (ii) any VinFast Ordinary Shares received by such VinFast Shareholder upon the exercise, conversion or settlement of options or warrants held by such VinFast Shareholder immediately after Closing (along with such options or warrants themselves), and (iii) any VinFast equity securities issued or issuable with respect to any securities referenced in clauses (i) through (ii) by way of share dividend or share split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

The foregoing description of the VinFast Shareholders Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the VinFast Shareholders Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Sponsor Support and Lock-Up Agreement and Deed

Concurrently with the execution of the Business Combination Agreement, VinFast, Black Spade, Sponsor and certain other holders of BSAQ Class B Ordinary Shares (each, and together with the Sponsor, the “Sponsor Parties”) entered into a support and lock-up agreement and deed (the “Sponsor Support Agreement”), pursuant to which each Sponsor Party agreed to, among other things, (i) attend the Black Spade Extraordinary General Meeting to establish a quorum for the purpose of approving the Business Combination, and (ii) vote the BSAQ Class B Ordinary Shares, and any other Black Spade securities acquired by such Sponsor Party in favor of approving the transactions contemplated by the Business Combination Agreement.

In addition, pursuant to the Sponsor Support Agreement, each Sponsor Party also agreed not to transfer, during a period of 12 months from and after the Closing Date, subject to customary exceptions, (i) any VinFast Ordinary Shares held by such Sponsor Party immediately after the Closing excluding such number of VinFast Ordinary Shares equal to the number of VinFast Ordinary Shares purchased in connection with Sponsor backstop financing and any VinFast Ordinary Shares acquired in the open market transactions after the Closing, (ii) any VinFast Ordinary Shares received by such Sponsor Party upon the exercise, conversion or settlement of options or warrants held by such Sponsor Party immediately after the Closing (along with such options or warrants themselves), and (iii) any VinFast equity securities issued or issuable with respect to any securities referenced in clauses (i) through (ii) by way of share dividend or share split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

In addition, pursuant to the Sponsor Support Agreement, the Sponsor has agreed that it will subscribe for and acquire, and/or procure that its designated person (reasonably acceptable to VinFast) will subscribe for and acquire, VinFast Ordinary Shares at a purchase price of $10 per share in an amount up to (i) $30,000,000 minus (ii) the funds contained in Black Spade’s trust account (after giving effect to the Black Spade Shareholder Redemption).

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is filed with this Current Report as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Registration Rights Agreement

At the Closing, VinFast, Black Spade and certain shareholders of VinFast and Black Spade will enter into a registration rights agreement (the “Registration Rights Agreement”) containing customary registration rights for parties thereof.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, the form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Assignment, Assumption and Amendment Agreement

At the Closing, VinFast, Black Spade and Continental Stock Transfer & Trust Company will enter into an assignment, assumption, amendment and restatement (the “Assignment, Assumption and Amendment Agreement”) of that certain warrant agreement, dated July 15, 2021, by and between Black Spade and Continental Stock Transfer & Trust Company (the “Existing Warrant Agreement”), pursuant to which, among other things, effective as of the Merger Effective Time, Black Spade will assign all of its right, title and interest in the Existing Warrant Agreement to VinFast.

The foregoing description of the Assignment, Assumption and Amendment Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, the form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On May 12, 2023, Black Spade and VinFast issued a joint press release announcing their entry into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed transaction between Black Spade and VinFast, including statements regarding the benefits of the transaction, the anticipated benefits of the transaction, Black Spade’s or VinFast’s expectations concerning the outlook for the VinFast’s business, productivity, plans and goals for product launches, deliveries and future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are their managements’ current predictions, projections and other statements about future events that are based on current expectations and assumptions available to Black Spade and VinFast, and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed transaction may not be completed within the prescribed time frame, which may adversely affect the price of Black Spade’s securities, (ii) the risk that investors of VinFast may not receive the same benefits as an investor in an underwritten public offering, (iii) the risk that the Black Spade securities may experience a material price decline after the proposed transaction, (iv) the adverse impact of any shareholder litigation and regulatory inquiries and investigations on VinFast’s business, (v) a reduction of trust account proceeds and the per share redemption amount received by shareholders as a result of third-party claims, (vi) the risk that the transaction may not be completed by Black Spade’s business combination deadline and an extension period, (vii) the risk that distributions from trust account may be subject to claw back if Black Spade is deemed to be insolvent, (viii) the ability of VinFast to get approval for listing of its ordinary shares and warrants and comply with the continued listing standards of the Nasdaq, (ix) the failure to satisfy the conditions to the consummation of the transaction, certain of which are outside of Black Spade or VinFast’s control, (x) the ability of VinFast to achieve profitability, positive cash flows from operating activities and a net working capital surplus, (xi) the ability of VinFast to fund its capital requirements through additional debt and equity financing under commercially reasonable terms and the risk of shareholding dilution as a result of additional capital raising, if applicable, (xii) risks associated with being a new entrant in the EV industry, (xiii) the risks that VinFast’s brand, reputation, public credibility and consumer confidence in its business being harmed by negative publicity, (xiv) VinFast’s ability to successfully introduce and market new products and services, (xv) competition in the automotive industry, (xvi) VinFast’s ability to adequately control the costs associated with its operations, (xvii) the ability of VinFast to obtain components and raw materials according to schedule at acceptable prices, quality and volumes acceptable from its suppliers, (xviii) VinFast’s ability to maintain relationships with existing suppliers who are critical and necessary to the output and production of its vehicles and to create relationships with new suppliers, (xix) VinFast’s ability to establish manufacturing facilities outside of Vietnam and expand capacity within Vietnam timely and within budget, (xx) the risk that VinFast’s actual vehicle sales and revenue could differ materially from expected levels based on the number of reservations received, (xxi) the demand for, and consumers’ willingness to adopt EVs, (xxii) the availability and accessibility of EV charging stations or related infrastructure, (xxiii) the unavailability, reduction or elimination of government and economic incentives or government policies which are favorable for EV manufacturers and buyers, (xxiv) failure to maintain an effective system of internal control over financial reporting and to accurately and timely report VinFast’s financial condition, results of operations or cash flows, (xxv) battery packs failures in VinFast or its competitor’s EVs, (xxvi) failure of VinFast’s business partners to deliver their services, (xxvii) errors, bugs, vulnerabilities, design defects or other issues related to technology used or involved in VinFast’s EVs or operations, (xxviii) the risk that VinFast’s research and development efforts may not yield expected results, (xxix) risks associated with autonomous driving technologies, (xxx) product recalls that VinFast may be required to make, (xxxi) the ability of VinFast’s controlling shareholder to control and exert significant influence on VinFast, (xxxii) VinFast’s reliance on financial and other support from Vingroup and its affiliates and the close association between VinFast and Vingroup and its affiliates and (xxxiii) conflicts of interests with or any events impacting the reputations of Vingroup affiliates or unfavorable market conditions or adverse business operation of Vingroup and Vingroup affiliates. The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of VinFast’s registration statement on Form F-4 to be filed by VinFast with the U.S. Securities and Exchange Commission (the “SEC”, Black Spade’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 10, 2023, and other documents filed by VinFast and/or Black Spade from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. VinFast and Black Spade assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither VinFast nor Black Spade gives any assurance that either VinFast or Black Spade will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by VinFast or Black Spade or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This document relates to a proposed transaction between Black Spade and VinFast. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. VinFast intends to file a registration statement on Form F-4 that will include a proxy statement of Black Spade and a prospectus of VinFast with the SEC. After the registration statement is declared effective, the definitive proxy statement/prospectus will be sent to all Black Spade shareholders as of a record date to be established for voting on the proposed transaction. Black Spade also will file other documents regarding the proposed transaction with the SEC. This document does not contain all the information that should be considered concerning the proposed transactions and is not intended to form the basis of any investment decision or any other decision in respect of the transactions. Before making any voting or investment decision, investors and shareholders of Black Spade are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Participants in the Solicitation

Black Spade and VinFast and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Black Spade’s shareholders in connection with the proposed transaction. Information about Black Spade’s directors and executive officers and their ownership of Black Spade’s securities is set forth in Black Spade’s filings with the SEC, including Black Spade’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 10, 2023. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1*	Business Combination Agreement

10.1*	Sponsor Support and Lock-Up Agreement and Deed

10.2*	Shareholders Support and Lock-Up Agreement and Deed

10.3*	Form of Registration Rights Agreement

10.4*	Form of Assignment, Assumption and Amendment Agreement

10.5*	Form of Plan of Merger

99.1	Press Release, dated May 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*    Certain of the appendices, annexes, exhibits and/or schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2023

BLACK SPADE ACQUISITION CO

By:	/s/ Chi Wai Dennis Tam
Name:	Chi Wai Dennis Tam
Title:	Chairman and Co-Chief Executive Officer

[Signature Page to Form 8-K]